SCHEDULE 14A
(Rule 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the registrant

Filed by a party other than the registrant

Check the appropriate box:

Preliminary proxy statement	Confidential, for use of the

Commission only (as permitted by

Rule 14a-6(e)(2).

Definitive proxy statement.

Definitive additional materials.

Soliciting material pursuant to Rule 14a-12.

WSI Industries, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

      Payment of filing fee (check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

WSI INDUSTRIES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

January 9, 2003

     Notice is hereby given that the Annual Meeting of Shareholders of WSI Industries, Inc. (the “Company”) will be held at 4200 IDS Center, 80 South 8th Street, Minneapolis, Minnesota, on Thursday, January 9, 2003, at 11:00 a.m., local time, for the following purposes:

1.	To elect six directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected.

2.	To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on November 11, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

By Order of the Board of Directors

Charles P. Moorse, Secretary

Minneapolis, Minnesota
December 6, 2002

     TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF SHAREHOLDERS, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE. THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY.

GENERAL INFORMATION
SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT
AGREEMENTS RELATING TO THE ELECTION OF DIRECTORS
1. ELECTION OF DIRECTORS
OTHER INFORMATION REGARDING OUR DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION AND OTHER INFORMATION
REPORTS OF COMMITTEES OF THE BOARD OF DIRECTORS
INDEPENDENT PUBLIC ACCOUNTANTS
SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING
GENERAL

WSI INDUSTRIES, INC.

PROXY STATEMENT

     This Proxy Statement is furnished to the shareholders of WSI Industries, Inc. (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company to be voted at the Annual Meeting of Shareholders to be held on January 9, 2003, or any adjournment or adjournments thereof. The Company’s offices are located at 18151 Territorial Road, Osseo, MN 55369 and its telephone number is (763) 428-4308. The mailing of this proxy statement to shareholders of the Company commenced on or about December 6, 2002.

GENERAL INFORMATION

Voting

     The Company currently has only one class of securities, Common Stock, of which 2,465,229 shares were issued and outstanding and entitled to vote at the close of business on November 11, 2002. Only shareholders of record at the close of business on November 11, 2002 will be entitled to vote at the meeting.

     Each share is entitled to one vote and shareholders have cumulative voting rights in connection with the election of directors in the event any shareholder gives written notice of intent to cumulate votes to any officer of the Company before the meeting or to the presiding officer at the meeting. A shareholder may cumulate votes for the election of directors by multiplying the number of votes to which the shareholder may be entitled by six (the number of directors to be elected) and casting all such votes for one nominee or distributing them among any two or more nominees.

Quorum and Vote Requirements

     Under Minnesota law, a quorum, consisting of a majority of the shares of common stock entitled to vote at the Annual Meeting, must be present in person or by proxy before action may be taken at the Annual Meeting. Each item of business properly presented at a meeting of shareholders generally must be approved by the affirmative vote of the holders of a greater of: (a) a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business or (b) a majority of the voting power of the minimum number of shares that would constitute a quorum.

     Votes cast by proxy or in person at the Annual Meeting of Shareholders will determine whether or not a quorum is present. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of the matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

Revoking A Proxy

     Any proxy may be revoked at any time before it is voted by written notice to the Secretary of the Company, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the Annual Meeting; but if not revoked, the shares represented by such proxy will be voted.

Solicitation

     The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies by telephone, telegraph or in person. The Company may also request banks and brokers to solicit their customers who have a beneficial interest in the Company’s Common Stock registered in the names of nominees and will reimburse such banks and brokers for their reasonable out-of-pocket expenses.

SECURITY OWNERSHIP OF PRINCIPAL
SHAREHOLDERS AND MANAGEMENT

     The following table includes information as of November 11, 2002, concerning the beneficial ownership of Common Stock of the Company by (i) shareholders known to the Company to hold more than five percent of the Common Stock of the Company, (ii) each of the directors and director nominees of the Company, (iii) each executive officer named in the table on page 8 and (iv) all officers and directors of the Company as a group. Unless otherwise indicated, all beneficial owners have sole voting and investment power over the shares held. The business address of each person is 18151 Territorial Road, Osseo, Minnesota 55369.

Name and Address		Percent
of Beneficial Owner	Amount(1)	Of Class(2)

Paul Baszucki(3)	13,250	*
Melvin L. Katten(3)	56,300	2.3
George J. Martin(3)	79,327	3.2
Eugene J. Mora(3)	13,250	*
Michael J. Pudil(3)(4)	211,834	7.9
Michael N. Taglich (5)(6)	133,255	5.4
Paul D. Sheely (4)	22,667	*
All Officers and Directors as a Group (7 persons)	529,883	19.5

*	Less than one percent.

(1)	Includes shares which may be purchased within sixty days from the date hereof pursuant to outstanding stock options in the amount of 7,500 shares for each of Messrs. Baszucki, Mora, Martin and Katten; 183,335 shares for Mr. Pudil and 15,001 shares for Mr. Sheely; and 228,336 shares for all officers and directors as a group.

(2)	Shares of common stock subject to options that are currently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding the options for computing such person’s percentage, but are not treated as outstanding for computing the percentage of any other person.

(3)	Serves as a director of the Company and has been nominated for re-election.

(4)	Serves as an executive officer of the Company and appears in the table on page 8 hereof.

(5)	Has been nominated for election as a director.

(6)	Based upon a Schedule 13D filed on October 18, 2002. In that Schedule 13D, Mr. Taglich states he has sole voting and investment power over 94,050 and shares voting and investment power with his brother over 39,205 shares held by Taglich Brothers, Inc.. Mr. Taglich and his brother are both partners of Taglich Brothers, Inc. Mr. Taglich disclaims beneficial ownership with respect to shares of the Company’s common stock held by any other person.

AGREEMENTS RELATING TO THE ELECTION OF DIRECTORS

     By a letter dated October 18, 2002, Michael N. Taglich provided notice to the Company that he intended to nominate five directors for election at the Company’s next Annual Meeting. In settlement of this threatened proxy contest, Mr. Taglich and the Company entered into a letter agreement dated November 22, 2002 (the “Letter Agreement”).

     Pursuant to the Letter Agreement, Mr. Taglich agreed that until December 31, 2004 neither he nor any of his affiliates or associates will, without the prior approval of the Company, directly or indirectly solicit proxies to vote or seek to influence any person with respect to the voting of the Company’s securities or demand a meeting of shareholders of the Company. In exchange, the Company agreed to nominate Mr. Taglich for election as a director at this Annual Meeting of Shareholders. The Company also agreed that if Mr. Taglich were elected at this Annual Meeting, the Company will name him as the Chairman of the Board of Directors. Furthermore, the Company agreed to pay certain legal fees incurred by Mr. Taglich in connection with the threatened proxy contest.

1. ELECTION OF DIRECTORS

     Six directors will be elected at the Annual Meeting to serve until the next annual meeting of shareholders and until their successors are elected. The Board of Directors has nominated for election the six persons named below. All of the nominees, except Mr. Taglich, are currently directors of the Company and all were elected by the shareholders at the 2002 Annual Meeting of Shareholders. It is anticipated that proxies will be voted for such nominees, and the Board of Directors has no reason to believe any nominee will not continue to be a candidate or will not be able to serve as a director if elected. In the event that any nominee named below is unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute or additional nominees as the Board of Directors may propose. See “Arrangements Relating to the Election of Directors” above for information regarding an agreement between the Company and Mr. Taglich, a director nominee.

     The names and ages of the nominees, their principal occupations and other information is set forth below, based upon information furnished to the Company by the nominees.

Nominees for Election to the Board of Directors

	Principal Occupation	Director
Name and Age	and other Directorships	Since

Paul Baszucki (62)	Chairman of Norstan, Inc., Minnetonka, Minnesota (technology); Director of Norstan, Inc. and G&K Services, Inc.	1988

Melvin L. Katten (66)	Senior Partner of Katten Muchin & Zavis, Chicago, Illinois (law firm).	1985

George J. Martin (65)	Private Investor; prior to October 1995, President, Chief Executive Officer and Chairman of PowCon Incorporated (manufacturer of electronic welding systems).	1983

	Principal Occupation	Director
Name and Age	and other Directorships	Since

Eugene J. Mora (67)	Private Investor; Director of Pridestaff, Inc.; prior to October 4, 1996, President, Chief Executive Officer and Director of Amserv Healthcare Inc., LaJolla, California.	1985

Michael J. Pudil (54)	Chairman of the Board; President and Chief Executive Officer of the Company; Prior to November 1993, Vice President and General Manager of Remmele Engineering, Inc., St. Paul, Minnesota (contract machining).	1993

Michael N. Taglich (37)	President of Taglich Brothers, Inc (NASD registered broker-dealer, investment banking firm) since 1992 and currently Chairman of the Board of Telenetics Corporation (telecommunications equipment manufacturer) and member of the Board of Directors of Telenetics since May 2002.	—

MANAGEMENT RECOMMENDS A VOTE “FOR”
THE ELECTION OF THE ABOVE NAMED NOMINEES

OTHER INFORMATION
REGARDING OUR DIRECTORS

Meetings and Committees of the Board of Directors

     The Board of Directors met eight times during fiscal 2002. Each current director attended 75% or more of the meetings of the Board of Directors and any committee on which he served.

     The Company has two standing committees, the Compensation Committee and the Audit Committee. The Compensation Committee, which met two times during the last fiscal year, is currently comprised of Messrs. Martin (Chair), Baszucki, Katten and Mora. The Compensation Committee reviews and makes recommendations to the Board of Directors regarding salaries, compensation and benefits of officers and key employees. A report of the Compensation Committee is found on page 9.

     The Audit Committee, which met 4 times during the last fiscal year, is currently comprised of Messrs. Mora (Chair), Baszucki and Katten. The Audit Committee is responsible for engaging the Company’s independent auditors, approving the fees and services to be provided by the auditors, overseeing the auditors, reviewing and evaluating significant matters relating to the audit and internal controls of the Company; and reviewing the scope and results of audits by, and recommendations of, the Company’s independent auditors. In addition, the Audit Committee reviews the audited financial statements of the Company and considers major changes and questions of choice regarding appropriate auditing and accounting principles and practices to be followed in the preparation of the Company’s financial statements. A report of the Audit Committee is found on page 10.

     The Company does not have a nominating committee. However, the Company’s Bylaws provide that a notice of proposed shareholder nominations for the election of directors must be timely given in writing to the Secretary of the Company prior to the meeting at which directors are to be elected. To be timely, the notice must be given by such shareholders to the Secretary of the Company not less than 45 days nor more than 75 days prior to the date corresponding to the date of mailing of the proxy materials for the previous year’s Annual Meeting. The notice to the Company from a shareholder who intends to nominate a person at the meeting for election as a director must contain certain information about such shareholder and the person(s) nominated by such shareholder, including, among other things, the name and address of record of such shareholder, a representation that the shareholder is entitled to vote at such meeting and intends to appear in person or by proxy at the meeting, the name, age, business and residence addresses and principal occupation of each nominee, a description of all arrangements or understandings between the shareholder and each nominee, such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee(s), and the consent of each nominee to serve as a director if so elected. The Company may also require any proposed nominee to furnish other information reasonably required by the Company to determine the proposed nominee’s eligibility to serve as director. If the presiding officer of a meeting of shareholders determines that a person was not nominated in accordance with the foregoing procedure, such person will not be eligible for election as a director.

Director Compensation

     Directors who are not employees of the Company (currently all directors except Mr. Pudil) were paid an annual retainer of $5000. Additionally, each non-employee director is paid a fee of $500 for each meeting of the Board of Directors or any Committee attended, except that no payments are made for Committee meetings which immediately precede or follow a Board meeting.

     Each non-employee member of the Board of Directors receives at the time of election or re-election to the Board by the shareholders an option to purchase 2,000 shares of the Company’s Common Stock at a purchase price equal to the fair market value of the Company’s Common Stock on the date of such election or reelection. The term of each director option is five years, unless the director leaves the Board, in which event the option expires within 30 days of leaving the Board. Each director option is exercisable in equal installments of 25% per year beginning six months after the date of grant.

     The Company established a retirement program in 1982 for directors not covered by any other retirement plan of the Company which provides for the payment of an annual benefit equal to the annual retainer paid to directors during the full fiscal year preceding retirement. The retirement benefit, which is payable to directors who have served five years or more, commences at the time the retired director becomes 65 years old or later retires, and is subject to proportionate reduction if the director has served the Company less than 15 years. The maximum number of years that the benefit is payable is 10 years.

EXECUTIVE OFFICERS

     Set forth below is biographical and other information on our executive officers. Information about Michael J. Pudil, our Chairman of the Board, President and Chief Executive Officer, may be found under the heading “Nominees for Election to the Board of Directors.”

Paul D. Sheely (43)	Vice President, Treasurer, and Assistant Secretary. Mr. Sheely joined the Company in September 1998 as Vice President of Finance. From 1996 to 1998 he served as Chief Financial Officer of Graseby Medical, Inc., a medical device manufacturer of volumetric infusion pumps.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

     The following table shows, for the fiscal years ending August 25, 2002, August 26, 2001 and August 27, 2000, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to the Company’s President and Chief Executive Officer, Michael Pudil, and to the only other executive officer of the Company whose salary and bonus earned for 2002 exceeded $100,000, Paul Sheely, the Company’s Vice President of Finance and Chief Financial Officer (the “Named Executive Officers”).

Summary Compensation Table

				Long Term
				Compensation

		Annual Compensation		Awards

				Securities
				Underlying	All Other
Name and Principal Position	Year	Salary	Bonus	Options	Compensation(1)

Michael J. Pudil	2002	$222,498	$—	60,000	$7,103
Chairman; President and	2001	215,499	—	20,000	7,072
Chief Executive Officer	2000	204,282	71,499	20,000	5,990
Paul D. Sheely	2002	123,885	—	15,000	4,955
Vice President and	2001	119.990	—	10,000	6,370
Chief Financial Officer	2000	113,747	39,811	10,000	3,023

(1)	These amounts represent Company’s matching contributions to the Company’s 401(k) plan on behalf of such employee.

Option Grants in Fiscal Year 2002

     The following table contains information concerning the grant of stock options under the Company’s 1987 and 1994 Stock Option Plans to the Named Executive Officers as of the end of fiscal year 2002.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

	Individual Grants

	Number of	% of Total			Potential Realizable Value
	Securities	Options/ SARs			at Assumed Annual Rates of
Name	Underlying	Granted to	Exercise or		Stock Price Appreciation for
	Options/ SARs	Employees in	Base Price	Expiration	Option Term(1)
	Granted	Fiscal Year	($/Sh)	Date	5%	10%

Michael J. Pudil	60,000	71%	$1.44	11/01/2011	54,300	137,700
Paul D. Sheely	15,000	18%	$1.44	11/01/2011	13,600	34,400

(1)	These amounts represent the realizable value of the subject options ten years from the date of grant (the term of each option), without discounting to present value, assuming appreciation in the market value of the Company’s common stock from the market price on the date of grant at the rates indicated. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock, and overall stock market conditions. The amounts reflected in this table may not necessarily be achieved.

Option Exercises and Holdings

     The following table sets forth information concerning the exercise of options during the last fiscal year and unexercised options held as of the end of fiscal year 2002 by the Named Executive Officers:

Aggregated Option Exercises in Last Fiscal Year
and FY-End Option Values

			Number of Securities		Value of Unexercised In-the-
			Underlying Unexercised		Money Options/SARs
			Options/SARs at FY-End		at FY-End (1)

	Shares Acquired
Name	on Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Michael J. Pudil	0	0	183,335	66,665	0	0
Paul D. Sheely	0	0	15,001	19,999	0	0

(1)	Based on a per share price of $1.101, which was the closing sale price of the Company’s Common Stock on August 23, 2002, the last trading day of the Company’s fiscal year.

Employment Agreements

     The Company has an employment agreement with Mr. Pudil as the Company’s President and Chief Executive Officer. The employment agreement provides for, among other things, continued salary and benefits for eighteen months if Mr. Pudil’s employment is terminated without good cause.

     The Company has also entered into employment (change of control) agreements with Messrs. Pudil and Sheely as the Company’s executive officers that provide for lump sum cash severance payments and fringe benefits under certain circumstances following a change in control of the Company. The agreements provide for a payment of approximately one and one-half times average respective annual compensation of these executive officers if the change of control is approved by the Board of Directors, and approximately three time average annual compensation if the change of control is not approved by the Board of Directors. In general, a “change of control” would include a change resulting from the acquisition of 50% or more of the Company’s outstanding voting stock by any person, a change in the current members of the Board of Directors or their successors elected or nominated by such members whereby they cease to be a majority of the Board of Directors, or the Company disposing of 75% or more of its assets, other than to an entity owned 50% or greater by the Company or any of its subsidiaries. If a change of control which was not approved by the Board of Directors had occurred at the end of fiscal 2002, the executive officers would have received the approximate payment indicated pursuant to the employment agreements: Mr. Pudil, $713,500; Mr. Sheely, $365,500; and all current executive officers as a group, $1,079,000.

REPORTS OF COMMITTEES OF THE BOARD OF DIRECTORS

Report of the Compensation Committee

     Decisions on compensation of the Company’s executives are generally made by the Compensation Committee of the Board consisting of Messrs. Martin (Chair), Baszucki, Katten and Mora. All decisions by the Compensation Committee relating to the compensation of the Company’s executive officers are reviewed by the full Board. Pursuant to rules designed to enhance disclosure of companies’ policies toward executive compensation, set forth below is a report submitted by the Compensation Committee addressing the Company’s compensation policies for fiscal year 2002 as they affected Mr. Pudil, the Company’s President and Chief Executive Officer, and the other executive officers.

     Compensation Policies Toward Executive Officers. The Compensation Committee’s executive compensation policies are designed to provide competitive levels of compensation that integrate pay with the Company’s annual and long-term performance goals, reward above-average corporate performance, recognize individual initiative and achievements and assist the Company in attracting and retaining qualified executives. The Company’s executive compensation has historically consisted of three components: (i) base salaries, (ii) stock options and (iii) cash bonuses paid out pursuant to annual profitability-based plans. The Compensation Committee has historically established the base salaries of each executive officer utilizing compensation surveys, performance against defined goals and longevity with the Company. With respect to cash bonuses, the Compensation Committee has historically established on an annual basis certain profitability targets and performance objectives at the beginning of each fiscal year, pursuant to which cash performance bonuses of up to 50% of an executive officer’s base salary can be paid. The Company has also used stock option grants as a key ingredient of its executive compensation plans, reflecting the Compensation Committee’s position that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management’s and shareholders’ interests in the enhancement of shareholder value. In order to direct the Company’s executives toward steady growth and to retain the executive’s services, the stock options granted are exercisable over a ten-year period and vest over periods of up to 36 months.

     Chief Executive Officer Compensation. The compensation package for Michael J. Pudil, the Company’s Chief Executive Officer, was set by the Board of Directors. The compensation for Mr. Pudil was determined by using a process and philosophy similar to that used for all executives. In fiscal 2002, Mr. Pudil did not receive a bonus.

SUBMITTED BY THE COMPENSATION COMMITTEE
OF THE COMPANY’S BOARD OF DIRECTORS:

Paul Baszucki	Melvin L. Katten	George J. Martin	Eugene J. Mora

     The preceding report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the “1933 Act”) or the Securities Exchange Act of 1934 (the “1934 Act”), except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

Report of the Audit Committee

     The Audit Committee is responsible for engaging the Company’s independent auditors, approving the fees and services to be provided by the auditors, overseeing the auditors, reviewing and evaluating significant matters relating to the audit and internal controls of the Company; and reviewing the scope and results of audits by, and recommendations of, the Company’s independent auditors. In addition, the Audit Committee reviews the audited financial statements of the Company and considers major changes and questions of choice regarding appropriate auditing and accounting principles and practices to be followed in the preparation of the Company’s financial statements.

     The Audit Committee is required to be comprised of independent directors. The Audit Committee acts under a written charter first adopted and approved by the Board of Directors on June 1, 2000, which was amended and restated on October 17, 2002. A copy of the current charter is attached as Appendix A. The Audit Committee believes that each of its members is an “independent director” as that term is defined by Nasdaq listing standards.

     On August 21, 2002, the Company dismissed its independent public accountant, Ernst & Young LLP and engaged Schechter Dokken Kanter Andrews & Selcer Ltd. (“SDK”) as its new independent public accountant. This change in independent public accountants was recommended by the Audit Committee and ratified and approved by the Company’s Board of Directors. Ernst & Young performed the quarterly review of the Company’s financial statements in the first three quarters of fiscal year 2002 and SDK performed the audit of the Company’s financial statements for the fiscal year ended August 25, 2002. References made in this report to the Company’s “independent public accountants” will refer to SDK unless stated otherwise.

     The Audit Committee held four meetings during fiscal year 2002. The meetings were designed to facilitate and encourage private communication between the Audit Committee and the Company’s independent accountants.

     During these meetings, the Audit Committee reviewed and discussed the audited financial statements with management and the independent accountants. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The discussions with SDK also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     SDK provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This information was discussed with the independent accountants.

     Based on the discussions with management and SDK, the Audit Committee’s review of the representations of management and the report of SDK, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended August 25, 2002 filed with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE OF THE COMPANY’S BOARD OF DIRECTORS:

Eugene J. Mora	Paul Baszucki	Melvin L. Katten

     The preceding report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the “1933 Act”) or the Securities Exchange Act of 1934 (the “1934 Act”), except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

Performance Graph

     The Securities and Exchange Commission requires that the Company include in this Proxy Statement a line graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with a broad market index and either a nationally-recognized industry standard or an index of peer companies selected by the Company. The Company has chosen to use the Nasdaq Stock Market (U.S. Companies) Index as its broad market index and the Nasdaq Non-Financial Stock Index as its peer group index. The table below compares the cumulative total return as of the end of each of the Company’s last five fiscal years on $100 invested as of August 31, 1997 in the common stock of the Company, the Nasdaq Stock Market Index and the Nasdaq Non-Financial Stock Index, assuming the reinvestment of all dividends:

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

	Aug. 31,	Aug. 30,	Aug. 29,	Aug. 27,	Aug 26,	Aug. 25
	1997	1998	1999	2000	2001	2002

WSI Industries, Inc.	$100	$115.217	$59.783	$76.087	$32.174	$19.148

Nasdaq Stock Market (U.S.)	$100	$94.493	$175.353	$267.903	$114.59	$84.101

Nasdaq Non-Financial Stocks	$100	$92.821	$179.876	$284.533	$112.676	$77.967

     Since the Company’s fiscal year ends on the last Sunday of August each year, data in the above table reflects market values for the Company’s stock as of the close of trading on the Friday preceding the Company’s fiscal year end for each year presented but reflects market values for the Nasdaq indices as of August 31 of each year.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. These insiders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file, including Forms 3, 4 and 5.

     To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended August 25, 2002 all Section 16(a) filing requirements applicable to its insiders were complied with.

INDEPENDENT PUBLIC ACCOUNTANTS

Engagement of New Independent Public Accountants

     On August 21, 2002, the Board of Directors, acting upon the recommendation of the Audit Committee, approved the dismissal of the Company’s independent public accountant, Ernst & Young LLP. Also on August 21, 2002, the Company selected and engaged Schechter Dokken Kanter Andrews & Selcer Ltd. (“SDK”) as its new independent public accountant. This change in independent public accountants was made prior to commencing the audit on the Company’s financial statements for fiscal year 2002. The Company reported this change in accountants on a Current Report on Form 8-K, which was filed with the Securities and Exchange Commission on August 22, 2002.

     During the Company’s two most recent fiscal years, and all subsequent interim periods preceding the dismissal, there were no disagreements between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Ernst & Young’s satisfaction, would have caused Ernst & Young to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such period.

     The audit reports issued by Ernst & Young on the Company’s financial statements for fiscal years 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle. In addition, none of the ‘reportable events’ described under Item 304(a)(1)(v) of Regulation S-K occurred during the Company’s two most recent fiscal years or during the subsequent interim period.

     The Company provided Ernst & Young with a copy of the foregoing disclosures, and a letter from Ernst & Young confirming its agreement with these disclosures was filed with the Securities and Exchange Commission as Exhibit 16.1 to the Form 8-K on August 22, 2002.

     The Company did not consult with SDK at any time during the two most recent fiscal years and the subsequent interim period with respect to the application of accounting principles to specified transactions or concerning any disagreement or reportable event with Ernst & Young, or any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

     A representative of SDK is expected to be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Fees of Independent Public Accountants

     The aggregate fees the Company has been billed by Schechter Dokken Kanter Andrews & Selcer Ltd. (“SDK”) for professional services rendered for fiscal year 2002 were $26,500, of which $21,000 were for audit fees related to the fiscal 2002 year end audit and $5,500 were for an audit of the Company’s 401(k) plan.

     The aggregate fees the Company billed by Ernst & Young for professional services rendered for fiscal year 2002 were $5,525, of which $3,000 were for fees related to the review of our quarterly financial statements for the first three quarters of fiscal year 2002. The remaining $2,525 in fees were for the non-audit service of software integration.

     The Audit Committee considered whether the provision of other non-audit services to the Company by Ernst & Young is compatible with maintaining the accountant’s independence and determined that the provision of non-audit services by Ernst & Young is not incompatible with maintaining its independence with respect to the Company.

SHAREHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     The proxy rules of the Securities and Exchange Commission permit shareholders of the Company, after timely notice to the Company, to present proposals for shareholder action in the Company’s proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by Company action in accordance with the Commission’s proxy rules. The next annual meeting of the shareholders of the Company is expected to be held on or about January 8, 2004 and proxy materials in connection with that meeting are expected to be mailed on or about December 1, 2003. Shareholder proposals prepared in accordance with the Commission’s proxy rules must be received at the Company’s corporate office on or before August 2, 2003, in order to be considered for inclusion in the Board of Directors’ Proxy Statement and proxy card for the 2004 Annual Meeting of Shareholders. Any such proposals must be in writing and signed by the shareholder.

     The Bylaws of the Company establish an advance notice procedure with regard to (i) certain business to be brought before an annual meeting of shareholders of the Company and (ii) the nomination by shareholders of candidates for election as directors.

     Properly Brought Business. The Bylaws provide that at the annual meeting only such business may be conducted as is of a nature that is appropriate for consideration at an annual meeting and has been either specified in the notice of the meeting, otherwise properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by a shareholder who has given timely written notice to the Secretary of the Company of such shareholder’s intention to bring such business before the meeting. To be timely, the notice must be given by such shareholder to the Secretary of the Company not less than 45 days nor more than 75 days prior to a date corresponding to the date of mailing of the proxy materials for the previous year’s annual meeting. Notice relating to the conduct of such business at an annual meeting must contain certain information as described in the Company’s Bylaws, which are available for inspection by shareholders at the Company’s principal executive offices pursuant to Section 302A.461, subd. 4 of the Minnesota Statutes. Nothing in the Bylaws precludes discussion by any shareholder of any business properly brought before the annual meeting in accordance with the Company’s Bylaws.

     Shareholder Nominations. The Bylaws provide that a notice of proposed shareholder nominations for the election of directors must be timely given in writing to the Secretary of the Company prior to the meeting at which directors are to be elected. To be timely, the notice must be given by such shareholder to the Secretary of the Company not less than 45 days nor more than 75 days prior to a date corresponding to the date of mailing of the proxy materials for the previous year’s annual meeting. The notice to the Company from a shareholder who intends to nominate a person at the meeting for election as a director must contain certain information as described in the Company’s Bylaws, which are available for inspection by shareholders as described above. If the presiding officer of a meeting of shareholders determines that a person was not nominated in accordance with the foregoing procedure, such person will not be eligible for election as a director.

GENERAL

     The Board of Directors of the Company knows of no matters other than the foregoing to be brought before the meeting. However, the enclosed proxy gives discretionary authority in the event that any additional matters should be presented.

     The Company’s Annual Report to Shareholders for the fiscal year ended August 25, 2002 is being mailed to shareholders with this Proxy Statement. Shareholders may receive without charge a copy of the Company’s Annual Report on Form 10-K, including financial statements and schedules thereto, as filed with the Securities and Exchange Commission, by writing to: WSI Industries, Inc., 18151 Territorial Road, Osseo, MN 55369, Attention: Paul D. Sheely, or by calling the Company at (763) 428-4308.

By Order of the Board of Directors,

Charles P. Moorse, Secretary

APPENDIX A

WSI INDUSTRIES, INC.
AUDIT COMMITTEE CHARTER

Responsibilities and Authority

     The Audit committee reports to the Board of Directors. Its primary focus is to assist the Board in fulfilling its responsibilities to shareholders related to financial accounting and reporting, the system of internal controls established by management and the adequacy of auditing relative to these activities. The Committee is granted the authority to investigate any activity of the Company and it is empowered to retain, at the Company’s expense, persons having special legal, accounting or other consultants or experts as necessary to assist the Committee in fulfilling its responsibilities. In addition, the Committee will perform such other functions as assigned by law, the Company’s Bylaws or the Board of Directors.

Membership

     The Committee shall be composed of not less than three members, appointed annually by the Board. The Committee shall be composed of directors who are independent, as defined by The Nasdaq Stock Market, are non-executive directors and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

Meetings

     The Committee shall meet at least four times a year. The agenda of each meeting will generally be prepared by the Chief Financial Officer or equivalent (“Finance Officer”), with input from the Committee Chairman prior to the meeting date. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary.

Specific Duties

     Relationship with Independent Accountant

•	The outside auditor is accountable to the Audit Committee. The Audit Committee shall provide for an open avenue of communications between the independent accountant and the Board and, at least once annually, meet with the independent accountants in private session.

•	The Audit Committee shall exercise the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountant. In connection with this duty, the Committee shall receive on an at least annual basis a written statement from the independent accountant detailing all relationships between the independent accountant and the Company, consistent with requirements of the Independence Standards Board. The Committee shall review and approve all audit and non-audit services, except de minimus services, to be performed by the independent accountants services. The Audit Committee shall also review and approve all fees and other compensation to be paid to the independent accountants.

•	Review with the independent accountants (1) the proposed scope of their examination with emphasis on accounting and financial areas where the Committee, the accountants or management believe special attention should be directed; (2) results of their audit, including their opinion on the financial statements and the independent accountant’s judgment on the quality, not just the acceptability, of the Company’s accounting principles as applied in the financial statements; (3) their evaluation of the adequacy of the system of internal controls; (4) significant disputes, if any, with management; and (5) cooperation received from management in the conduct of the audit.

•	Prior to releasing year-end earnings, discuss the results of the audit with the independent accountants. Discuss certain matters required to be communicated to Audit Committee in accordance with AICPA SAS 61.

•	Receive reports directly from independent accountants and resolve any disagreements between management and the independent accountants regarding financial reporting.

Relationship with the Accounting Department

•	The Finance Officer is accountable to the Chairman of the Committee. The Audit Committee shall provide for an open avenue of communication between the Accounting Department and the Board and, at least once annually, meet with the Finance Officer in private session.

•	Review and concur in the appointment, replacement, reassignment or dismissal of the Finance Officer and review his/her independence from management.

•	Review the Accounting Department’s mission, objectives and resources and its annual plan, including its coordination with the independent accountants.

•	Review the results of the Internal Audit activities and its evaluation of the system of internal controls and discuss with the Finance Officer any difficulties encountered in the course of audits, including any restrictions on the scope of work or access to required information.

2

Relationship with Management

•	Before publication, review the quarterly and annual financial statements and related footnotes with both management and the independent accountant.

•	Review critical accounting policies, any significant changes in accounting principles and material contingencies, including pending or threatened litigation.

•	Review significant accounting, reporting, regulatory or industry developments affecting the Company.

•	Ensure that management has the proper review system in place to ensure that the Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements. Receive reports regarding the Company’s system of internal controls and disclosure controls and procedures.

Other

•	Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with regulations of the Securities and Exchange Commission.

•	Establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters; and (b) the submission by employees of concerns on a confidential and anonymous basis regarding accounting and auditing matters.

•	Periodically review, with management and the Finance Officer, programs established to monitor compliance with the Company’s code of conduct, including the Foreign Corrupt Practices Act.

•	Discuss with management, the independent accountant and the Finance Officer any issues regarding significant risks or exposures and assess the steps management has taken to minimize such risk.

•	Review policies and procedures with respect to officers’ expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent accountant or Internal Audit.

•	Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company’s annual proxy statement.

3

WSI INDUSTRIES, INC.

ANNUAL MEETING OF STOCKHOLDERS
Thursday, January 9, 2003
11:00 a.m.
4200 IDS Center
80 South 8th Street
Minneapolis, MN 55402

WSI Industries, Inc. 18151 Territorial Road, Osseo, MN 55369	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on January 9, 2003.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify below.

If no choice is specified, the proxy will be voted “FOR” Item 1.

By signing the proxy, you revoke all prior proxies and appoint George J. Martin, and Michael J. Pudil, and each of them, with full power of substitution, to vote your shares as of the close of business on November 11, 2002 on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

See reverse for voting instructions.

The Board of Directors Recommends a Vote FOR Item 1.

1. Election of directors:	01 Paul Baszucki 02 Melvin L. Katten 03 George J. Martin	04 Michael N. Taglich 05 Eugene J. Mora 06 Michael J. Pudil	Vote FOR all nominees (except as marked)	Vote WITHHELD from all nominees

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS COMING BEFORE THE MEETING.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box
Indicate changes below:

Date

Signature(s) in Box
Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.